SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 7, 2001

(Date of earliest event reported)

LCA-Vision Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-27610 (Commission File No.)	11-2882328 (IRS Employer Identification Number)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 792-9292

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(a) Exhibits

99.1 Press Release dated February 7, 2001

Item 9. Regulation FD Disclosure

LCA-Vision Inc. issued a press release announcing that it presented at the UBS Warburg Global Healthcare Services Conference and gave guidance on the Company's first quarter ending March 31, 2001 and the full year 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

Date: February 7, 2001	By: /s/Alan H. Buckey Alan H. Buckey Executive Vice President, Chief Financial Officer and Treasurer

Exhibit 99.1

Company Contacts:	Investor Relations Contacts:
LCA-Vision, Inc.	Lippert/Heilshorn & Associates, Inc.
Thomas E. Wilson, CEO	Bruce Voss (bvoss@lhai.com)
Alan H. Buckey, CFO	Zachary Bryant (zbryant@lhai.com)
(513) 792-9292	(310) 691-7100
www.lca-vision.com	www.lhai.com
www.lasikplus.com

FOR IMMEDIATE RELEASE

LCA-VISION PROVIDES GUIDANCE AT UBS WARBURG HEALTHCARE SERVICES CONFERENCE

CINCINNATI (February 7, 2001) - LCA-Vision Inc. (Nasdaq NM: LCAV) (Easdaq: LCAV), a leading provider of value-priced laser vision correction services across the U.S., presenting today at the UBS Warburg Global Healthcare Services Conference, gave guidance on the Company's first quarter ending March 31, 2001, and the full year 2001.

The Company said that it expects procedure volumes in the United States to increase to an average of 263 per center in the first quarter of 2001 compared to an average of 162 per center in the fourth quarter of 2000, and that total Company procedure volumes for the full year 2001 are expected to exceed 100,000, doubling the cumulative number of procedures performed since the Company's inception.

Additionally, the Company reported:

-	Patient acquisition cost per procedure is expected to decline from $212 per procedure in the fourth quarter of 2000 to $127 per procedure in the first quarter of 2001.
-	The Company expects to open an additional 12-15 centers in 2001 beginning in the second quarter.
-	The Company expects fully-diluted EPS for the full year 2001 to range from $0.10-$0.16.
-	The Company has completed over 100,000 procedures to date.

A replay of the LCA-Vision presentation can be heard via public access listen-only telephone lines. The call-in number for the recorded line is 877-803-5524. The recorded line will be available for up to four weeks after the conference. LCA-Vision will also make an audio link available on its website (www.lca-vision.com) where visitors will be able to listen to the presentation. The audio will be archived on the site for 30 days following the conference.

LCA-Vision owns and operates 33 LasikPlus value-priced laser vision correction facilities in the U.S., as well as one center in Canada and one in Europe. In addition, LCA-Vision has licensed its business model and the LasikPlus brand to Japan's Rei Corporation, which to date has opened one LasikPlus center in Tokyo.

For additional information, please visit the Company's websites at www.lca-vision.com and www.lasikplus.com.

# # #

This release contains forward-looking statements that are subject to risks and uncertainties including but not limited to, the impact of competition and pricing, procedure demand and marketplace acceptance, and unforeseen fluctuations in operating results and other risks detailed from time to time in the company's filings with the Securities and Exchange Commission.